Income Taxes	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes
16.          Income Taxes
The Group’s income tax expense for the three and six months ended June 30, 2024 resulted in an effective tax rate of 14.6% and 14.6%, respectively, (2023: 7.8% and 0.5%). The income tax expense for the three and six months ended June 30, 2024 of $9.2 million and $23.1 million, respectively, (2023: $7.1 million and $9.3 million) was net of discrete income tax benefits of $nil and $nil, respectively (2023: $nil and $6.2 million). The discrete tax items in the six months ended June 30, 2023 primarily related to the tax allowable costs of the Separation Transactions of $38.3 million. Additionally, the gross gain on distribution of The Fidelis Partnership (before deduction of the direct transaction costs) is exempt from taxation under the substantial shareholding exemption in Schedule 7AC to the U.K. Taxation of Chargeable Gains Act 1992.
Due to FIHL being a U.K. tax resident company, the effective tax rate of 14.6% and 14.6% for the three and six months ended June 30, 2024, respectively, includes a U.K. top-up tax of 15% on the taxable net income of FIBL. This results from the Pillar II requirements that became effective from January 1, 2024 in the U.K. In 2025, FIBL will instead be subject to the Bermuda Corporate Income Tax regime that was enacted in 2023 and will become effective from January 1, 2025.
The Group’s income tax expense may fluctuate from period to period based on the relative mix of income or loss reported by jurisdiction and the varying tax rates in each jurisdiction.